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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):               October 25, 1995
                                                 ----------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                  0-10786              13-3032158
------------------           ------------         --------------
 (State or other             (Commission          (IRS Employer
 jurisdiction of             File Number)       Identification No.)
 incorporation)


1770 Kirby Parkway, Suite 300, Memphis, Tennessee        38118
------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code                                 (901) 759-7473
                                                    --------------








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Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          On October 25, 1995 (the "Effective Time"), the Registrant completed the acquisition of Insituform Mid-America, Inc. ("IMA") pursuant to the provisions of the previously reported Agreement and Plan of Merger dated as of May 23, 1995 (the "Merger Agreement") among the Registrant, ITI Acquisition Corp., a wholly-owned subsidiary of the Registrant ("ITI Sub"), and IMA. In accordance with the terms of the merger (the "Merger") of ITI Sub with and into IMA provided for under the Merger Agreement, IMA became a wholly-owned subsidiary of the Registrant and holders of the class A common stock, $.01 par value (the "IMA Class A Common Stock"), of IMA became entitled to receive 1.15 shares of the Class A common stock, $.01 par value (the "ITI Common Stock"), of the Registrant for each share of IMA Class A Common Stock held. Prior to the consummation of the Merger, each share of the class B common stock, $.01 par value, of IMA was converted into one share of IMA Class A Common Stock in accordance with its terms.

          Effective contemporaneously with the consummation of the Merger, the certificate of incorporation of the Registrant was amended to increase the number of authorized shares of ITI Common Stock from 25,000,000 shares to 40,000,000 shares, and to provide for the filling of vacancies on the Registrant's Board of Directors as provided in the Merger Agreement.

          At the Effective Time, the Registrant's Board of Directors was expanded to thirteen members, consisting of the following persons: William Gorham, Alvin J. Siteman, Silas Spengler and Sheldon Weinig, for a term expiring at the 1996 Annual Meeting of Stockholders of the Registrant ("Class I Directors"); Robert W. Affholder, Paul A. Biddelman, Douglas K. Chick and Steven Roth, for a term expiring at the 1997 Annual Meeting of Stockholders of the Registrant ("Class II Directors'); and Brian Chandler, Jerome Kalishman, James D. Krugman, Jean-Paul Richard and Russell B. Wight, Jr., for a term expiring at the 1998 Annual Meeting of the Stockholders of the Registrant ("Class III Directors"). Other than Mr. Richard, the directors are grouped as follows: (i) Messrs. Biddelman, Chandler, Chick, Krugman and Spengler constitute the "INA Group;" (ii) Messrs. Gorham, Roth, Weinig and Wight constitute the "IGL Group;" and (iii) Messrs. Affholder, Kalishman and Siteman constitute the "IMA Group." The INA Group and the IGL Group, together with Mr. Richard, comprised the Board of Directors of the Registrant prior to the Effective Time, and the IMA Group was designated for appointment by IMA. The Registrant has agreed that, during the period from the Effective Time until December 9, 1998 (the "Term"), it will nominate and recommend for re-election to its Board of Directors, upon expiration of their terms, the Class I Directors, the Class II Directors and the Class III Directors. If, during the Term any director resigns or is unable to serve for any reason, such vacancy will be filled with a designee chosen by the

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remaining members of that director's group and thereafter the
Registrant will nominate and recommend such designee for election to the Board of Directors of the Registrant.

          Pursuant to the terms of the Merger Agreement, at the Effective Time the Registrant entered into an agreement with Mr. Kalishman under which Mr. Kalishman will serve as Vice Chairman of the Board of Directors of the Registrant, for a term commencing at the Effective Time and expiring on December 9, 1998, at an annual salary of $100,000. In addition, at the Effective Time the Registrant entered into a consulting agreement with Mr. Kalishman pursuant to which the Registrant engaged Mr. Kalishman as a consultant in connection with the business of the Registrant, for a two-year term at an annual fee of $150,000. Such agreements are terminable by Mr. Kalishman at any time upon at least 60 days' written notice. Pursuant to the terms of the Merger Agreement, the Registrant also entered into an employment agreement with Mr. Affholder under which Mr. Affholder will serve initially as Senior Vice President-Chief Operating Officer of North American Contracting Operations of the Registrant and thereafter in such other executive staff position as may be designated by the Registrant for a three-year term at an annual salary of $250,000. Each of Messrs. Kalishman and Affholder also entered into non-competition agreements with the Registrant, extending from the Effective Time until the later of five years thereafter or two years after all service to the Registrant has ended.

          The determination of the Board of Directors of the Registrant to approve the Merger Agreement and the transactions contemplated thereby was based on a number of factors, including the following: (i) the anticipated creation of a larger and stronger company with better economies of scale, greater operations flexibility and the enhanced ability to fund key strategic initiatives through the combination of complementary attributes of the two companies; (ii) the enhanced ability of the Registrant to market the Insituform(R) and NuPipe(R) Processes in territories licensed to IMA and its subsidiaries, and to provide a national network for new industrial applications of such processes; (iii) the infusion by the Registrant through its domestic contracting operations of the strong contracting capabilities and culture of IMA; (iv) the opportunities presented by IMA's proprietary technologies such as the PALTEM(R) systems for trenchless pipeline rehabilitation, in particular insofar as addressing pressure pipes used in the gas utility industry, and the Tite Liner(TM) Process for corrosion and abrasion protection, insofar as addressing mining and oil and gas transmission lines; (v) the uncertainties arising from outstanding issues between the Registrant and IMA, including those arising from IMA's acquisition of Enviroq Corporation (renamed IMA Merger Sub, Inc.; "Enviroq") and operations under IMA's existing Insituform(R) and NuPipe(R) licenses from the Registrant, and the uncertainties and costs of litigation that may

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arise from such disputes; (vi) the financial condition, results of operations and prospects resulting from the combination of the Registrant and IMA, including potential costs savings that could be achieved by the combined entity through elimination of duplicative costs in contracting and manufacturing operations and administration, and the risks involved in achieving these prospects; (vii) the relative historical market values of ITI Common Stock and IMA Class A Common Stock; (viii) the structure of the Merger allowing accounting for the transaction as a pooling-of-interests; and (ix) the opinion of the Registrant's financial advisor, Merrill Lynch & Co. to the effect that, based upon the assumptions made, the matters considered, and the limitations on the review undertaken, as of such date, the consideration to be paid by the Registrant pursuant to the Merger is fair to the Registrant from a financial point of view. The directors of the Registrant evaluated the factors listed above in light of their knowledge of the business and options of the Registrant and IMA and their business judgment. The Board of Directors of the Registrant considered these factors in their totality and did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determinations.

          IMA applies various trenchless and other technologies to solve problems requiring rehabilitation, new construction and improvement of pipeline systems, including sewers, industrial waste lines, slurry lines and oil field and industrial process pipelines. Rehabilitation process revenues, primarily derived by IMA from the Insituform(R) Process as a licensee of the Registrant, accounted for approximately 68% of IMA's contract revenues during its most recent fiscal year. Following the consummation of the Merger, the business and operations of IMA will be continued as a wholly-owned subsidiary of the Registrant.

Item 5.   Other Events.
          -------------

          On October 25, 1995, the Registrant entered into a Credit Agreement dated such date (the "Credit Agreement") with SunTrust Bank, Nashville, National Association (formerly, Third National Bank in Nashville; "STB"), as agent, and a group of participating lenders (the "Lenders"), which provides for advances by the Lenders through October 1997 on a revolving basis aggregating up to $105 million (including a $5 million standby letter of credit facility). Of such amount, approximately $36 million has been applied to refinance prior existing debt of the Registrant to STB, approximately $14.5 million to IMA's prior existing term loan and approximately $15.9 to short-term debt of IMA under credit lines replaced by the new facility. Additional advances may be used for the expansion of the Registrant's business and for general corporate purposes.


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          Indebtedness pursuant to the Credit Agreement matures
five years after closing, with installments, based on a five-year amortization schedule, commencing December 31, 1997. Interest on indebtedness under the Credit Agreement (unless advanced under its swing-line facility) is payable at a rate per annum selected by the Registrant as either STB's prime rate, plus a margin of up to 0.25% in the event certain financial ratios are not maintained, or an adjusted LIBOR rate, plus a margin ranging from 1.00% to 1.75%, depending upon maintenance of certain financial ratios. Up to $5 million under the Credit Agreement may be borrowed from STB pursuant to a swing-line facility, and would accrue interest at a rate per annum equal to 0.5% below STB's prime rate. The Credit Agreement obligates the Registrant to comply with certain financial ratios and restrictive covenants that, among other things, limit the ability of the Registrant and its subsidiaries to incur further indebtedness, pay dividends, make loans and encumber their properties, and requires guarantees of certain domestic subsidiaries.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          -----------------------------------

          (a)  Financial statements of businesses acquired.

          The financial statements of IMA (including the financial statements of Enviroq), required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Financial Statements.

          (b)  Pro forma financial information.

          The pro forma financial information required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

          (c)  Exhibits.

          The exhibits required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/William A. Martin
                              ------------------------------
                              William A. Martin
                              Senior Vice President


Dated: as of October 25, 1995

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                  INDEX TO FINANCIAL STATEMENTS

Financial Statements of IMA:

Independent Auditors' Report (Incorporated by reference to page F-41 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Consolidated Balance Sheets as of September 30, 1994 and 1993
(Incorporated by reference to pages F-42 and F-43 of the Joint
Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Consolidated Statements of Income for the years ended September 30, 1994, 1993 and 1992 (Incorporated by reference to page F-44 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Consolidated Statements of Changes in Stockholders' Equity for the years ended September 30, 1994, 1993 and 1992 (Incorporated by reference to page F-45 of the Joint Proxy Statement/Prospectus dated
September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Consolidated Statements of Cash Flows for the years ended September 30, 1994, 1993 and 1992 (Incorporated by reference to page F-46 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Notes to Consolidated Financial Statements (Incorporated by reference to pages F-47 through F-55 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration
Statement on Form S-4 No. 33-62677).

Condensed Consolidated Balance Sheets as of June 30, 1995 (unaudited) and September 30, 1994 (Incorporated by reference to pages F-56 and F-57 of the Joint Proxy Statement/Prospectus dated September 15,
1995 constituting a part of Registration Statement on Form S-4 No.
33-62677).

Condensed Consolidated Statements of Income (unaudited) for the nine months ended June 30, 1995 and 1994 (Incorporated by reference to page F-58 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).


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Condensed Consolidated Statements of Cash Flows (unaudited) for the nine months ended June 30, 1995 and 1994 (Incorporated by reference to page F-59 of the Joint Proxy Statement/Prospectus dated September
15, 1995 constituting a part of Registration Statement on Form S-4
No. 33-62677).

Notes to Condensed Consolidated Financial Statements (unaudited)
(Incorporated by reference to pages F-60 through F-63 of the Joint Proxy Statement/ Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Financial Statements of Enviroq:

Independent Auditors' Report (Incorporated by reference to page F-64 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Consolidated Balance Sheets as of March 25, 1995 and March 26, 1994 (Incorporated by reference to page F-65 of the Joint Proxy
Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Consolidated Statements of Operations for the years ended March 25, 1995 and March 26, 1994 (Incorporated by reference to page F-66 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Consolidated Statements of Stockholders' Equity for the years ended March 25, 1995 and March 26, 1994 (Incorporated by reference to page F-67 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Consolidated Statements of Cash Flows for the years ended March 25, 1995 and March 26, 1994 (Incorporated by reference to page F-68 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Notes to Consolidated Financial Statements (Incorporated by reference to pages F-69 through F-79 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration
Statement on Form S-4 No. 33-62677).

Unaudited Pro Forma Combined Condensed Financial Information:

Introductory material following the caption "Unaudited Pro Forma
Combined Condensed Financial Information" (Incorporated by reference to page 56 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).



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Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1995
(Incorporated by reference to page 57 of the Joint Proxy
Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Notes to Unaudited Pro Forma Combined Condensed Balance Sheet
(Incorporated by reference to page 58 of the Joint Proxy
Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Unaudited Pro Forma combined Statements of Operations for the six months ended June 30, 1995 (Incorporated by reference to page 59 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1994 (Incorporated by reference to page 60 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Unaudited Pro Forma Combined Condensed Statements of Operations for the six months ended June 30, 1994 (Incorporated by reference to page
61 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).

Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1993 (Incorporated by reference to page 62 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1992 (Incorporated by reference to page 63 of the Joint Proxy Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-
62677).

Notes to Unaudited Pro Forma Combined Condensed Statements of Operations (Incorporated by reference to pages 64 and 65 of the Joint Proxy
Statement/Prospectus dated September 15, 1995 constituting a part of Registration Statement on Form S-4 No. 33-62677).




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                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

2(a)      -    Agreement and Plan of Merger
               dated as of May 23, 1995 among
               the Registrant, ITI Acquisition
               Corp. and Insituform Mid-
               America, Inc. (Incorporated by
               reference to Exhibit 5(a) to
               the Current Report on Form 8-K
               dated May 23, 1995).

2(b)      -    Agreement dated October 25,
               1995 between the Registrant and
               Jerome Kalishman.

2(c)      -    Consulting Agreement dated
               October 25, 1995 between the
               Registrant and Jerome
               Kalishman.

2(d)      -    Employment Agreement dated
               October 25, 1995 between the
               Registrant and Robert W.
               Affholder.

5(a)      -    Credit Agreement dated October
               25, 1995 among the Registrant,
               the Lenders listed therein and
               SunTrust Bank, Nashville,
               National Association, as Agent.

5(b)      -    Revolving Credit Notes, each
               dated October 25, 1995,
               executed by the Registrant to,
               respectively, SunTrust Bank,
               Nashville, National
               Association, The Boatmen's
               National Bank of St. Louis,
               United States Bank of Oregon,
               Harris Trust and Savings Bank,
               Daiwa Bank, Limited, and Union
               Planters National Bank.

5(c)      -    Swing Line Promissory Note
               dated October 25, 1995 executed
               by the Registrant to SunTrust
               Bank, Nashville, National
               Association.

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5(d)      -    Master Letter of Credit Demand
               Note dated October 25, 1995
               executed by the Registrant to
               SunTrust Bank, Nashville,
               National Association.

23(a)     -    Consent of KPMG Peat Marwick
               LLP.

23(b)     -    Consent of Deloitte & Touche
               LLP.

99        -    Pages F-41 through F-63 and
               pages 56 through 65 of the
               Joint Proxy Statement/
               Prospectus dated September 15,
               1995 constituting a part of
               Registration Statement on Form
               S-4 No. 33-62677.